UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	001-39309	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Platform Way South, Suite 2300, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD.

Pinnacle Financial Partners, Inc. (“Pinnacle”) is scheduled to present at Goldman Sachs 2025 US Financial Services Conference on December 9, 2025 at 11:20 a.m. ET. A copy of the presentation materials to be referenced by Pinnacle during its discussion, and at additional investor conferences and meetings during December, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in Item 7.01 of this Current Report by this reference. The presentation materials will also be available on Pinnacle’s website at investors.pnfp.com.

The information contained in this Item 7.01, including the information set forth in the presentation materials furnished as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Presentation materials to be presented on December 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                        PINNACLE FINANCIAL PARTNERS, INC.

                        By: /s/ Harold R. Carpenter
                    Name: Harold R. Carpenter
                         Title:    Executive Vice President and Chief Financial Officer

Date:    December 8, 2025